Fiscal 2022 First Quarter Results JUNE 14, 2022

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAUTIONARY STATEMENTS 2 Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical facts contained in our accompanying Quarterly Report on Form 10-Q, including statements relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures and debt service obligations, and the anticipated impact of the novel coronavirus, or COVID-19, on our business, are forward-looking statements. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 30, 2022 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; price fluctuations in our product costs, particularly with respect to the commodity-based products that we sell; our ability to manage our inventory effectively, including during periods of supply chain disruptions; our ability to obtain product; general business and economic conditions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the impact of seasonality and weather-related impacts, including natural disasters or similar extreme weather events; the fragmented and highly competitive markets in which we compete and consolidation within our industry; our ability to competitively bid for municipal and private contracts; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and region managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or restrictive supplier distribution rights are terminated; the availability and cost of freight and energy, such as fuel; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to, COVID-19, and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products as well as work stoppages and other disruptions due to labor disputes; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; the domestic and international political environment with regard to trade relationships and tariffs, as well as difficulty sourcing products as a result of import constraints; our ability to operate our business consistently through highly dispersed locations across the United States; interruptions in the proper functioning of our information technology systems, including from cybersecurity threats; risks associated with raising capital; our ability to continue our customer relationships with short-term contracts; risks associated with exporting our products internationally; our ability to renew or replace our existing leases on favorable terms or at all; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our substantial indebtedness and the potential that we may incur additional indebtedness; the limitations and restrictions in the agreements governing our indebtedness, the Second Amended and Restated Agreement of Limited Partnership of Holdings and the Tax Receivable Agreements (as defined in our Quarterly Report on Form 10-Q); increases in interest rates and the impact of transitioning from LIBOR (as defined in our Quarterly Report on Form 10-Q) as the benchmark rate in contracts; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; the significant influence that CD&R (each as defined in our Quarterly Report on Form 10-Q) has over us and potential conflicts between the interests of CD&R and other stockholders; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 30, 2022. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income and Net Debt Leverage, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, cash provided by or used in operating, investing or financing activities, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income and Net Debt Leverage to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non-GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA for fiscal 2022 is included herein because we are unable to quantify certain amounts that would be required to be included in net income or net income attributable to Core & Main, Inc., as applicable, the most directly comparable GAAP measure, without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses and other one-time charges cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Holdings and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Quarterly Report on Form 10-Q) held by the Continuing Limited Partners (as defined in our Quarterly Report on Form 10-Q) in Holdings. The Company’s fiscal year is a 52 or 53 week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Both the three months ended May 1, 2022 and three months ended May 2, 2021 included 13 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. TODAY’S PRESENTERS 3 000 Steve LeClair Chief Executive Officer Mark Witkowski Chief Financial Officer Robyn Bradbury VP, Investor Relations and FP&A

© Core & Main All Rights Reserved. Confidential and Proprietary Information. BUSINESS UPDATE 4

© Core & Main All Rights Reserved. Confidential and Proprietary Information. Q1 2022 BUSINESS UPDATE 5 ✓ Strong net sales and Adjusted EBITDA growth ✓ Healthy demand across each of our end markets ✓ Focused execution as supply chain challenges continued ✓ Remained active in M&A during and subsequent to the quarter – Closed on the Dodson Engineered Products, Inc. and Lock City Supply, Inc. acquisitions – Signed a definitive agreement to acquire Earthsavers Erosion Control, LLC. ✓ Focused on attracting, engaging and retaining top-talent in a tight labor market ✓ Resilient business model and a leadership team with a track-record of navigating various economic cycles

© Core & Main All Rights Reserved. Confidential and Proprietary Information. GROWTH INITIATIVES 6 Sales Initiatives Margin Initiatives Private Label Pricing Analytics Innovation & Technology Category Management Optimization Greenfield Expansion Strategic Accounts Geosynthetics & Erosion Control Smart Metering Treatment Plant Fusible HDPE Solutions Storm Drainage Fire Protection

TARGETING GROWTH IN UNDERPENETRATED PRODUCT CATEGORIES – GEOSYNTHETICS & EROSION CONTROL

Geosynthetics & Erosion Control Addressable Market


~$5B(1)
Core & Main (1%)
Remaining Market (99%)

Organic Growth Opportunity

- ✓ Increase product offerings to existing customers
- ✓ Substantial pull-through opportunity to existing branch network
- ✓ Capitalize on our access to highly specified products
- ✓ Employ acquired talent and expertise, trainings, and incentives to drive cross-selling with existing customers
- ✓ Leverage sourcing and consolidated buying to enhance margin profile of select product categories

Inorganic Growth Opportunity

- ✓ Highly fragmented market with significant bolt-on opportunity
- ✓ Successful acquisition and integration of Erosion Resources Supply and L&M Bag and Supply developed a platform for growth
- ✓ Recently announced acquisition of Earthsavers Erosion Control confirms our ability to consolidate the market
- ✓ Large pipeline of high-priority targets


GEOGRID


GEOTEXTILE FABRIC


NATURAL FIBER WATTLE


SEDIMENT BAG


FLOATING TURBIDITY BARRIER

(1) Based on management estimates and independent 3rd party research.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. FINANCIAL HIGHLIGHTS 8

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $1,055 $1,598 Q1'21 Q1'22 $109 $219 Q1'21 Q1'22 $257 $421 Q1'21 Q1'22 Q1 2022 OPERATING RESULTS 9 Net Sales Gross Profit Adjusted Net Income(1) Adjusted EBITDA(1) (1) Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. +52% ($ in Millions) ($ in Millions) ($ in Millions)($ in Millions) % Margin(1) 10.3% 13.7%+340 bps % Margin 24.3% 26.3%+200 bps +101% +64% $27 $127 Q1'21 Q1'22 +370%

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CASH FLOW & BALANCE SHEET HIGHLIGHTS 10 Operating Cash Flow Net Debt Leverage(5) ($ in Millions) Q1’21 Q1’22 Y-o-Y $ Adjusted EBITDA $109 $219 $110 Investment in Operating Capital(1) (78) (183) (105) Cash Interest (50) (12) 38 Cash Taxes(2) (7) (28) (21) Other(3) (18) (33) (15) Operating Cash Flow(4) ($44) ($37) $7 Net Sales Growth 25% 52% (1) Represents the sum of receivables, net of allowances for credit losses, and inventories less accounts payable, each as of quarter-end. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Represents operating cash flow generated from other operating assets and liabilities. (4) Represents the cash flows provided by (used in) operating activities as presented in our condensed consolidated statement of cash flows in our Quarterly Report on Form 10-Q. (5) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. 5.2x 3.3x 2.8x 2.5x 2.2x Q1'21 Q2'21 Q3'21 Q4'21 Q1'22

© Core & Main All Rights Reserved. Confidential and Proprietary Information. FISCAL 2022 OUTLOOK 11 Core & Main is strategically positioned for continued growth ▪ Demand expected to remain healthy despite macroeconomic backdrop ▪ Sustained pricing benefits, end market demand, above-market growth initiatives and acquisitions expected to drive high-teens net sales growth for fiscal 2022 ▪ Continued M&A activity with growing pipeline ▪ Raising fiscal 2022 Adjusted EBITDA outlook to be in the range of $710 - $750 million ▪ Operating cash flow as a percent of Adjusted EBITDA expected to be 65% to 80% ▪ Well-positioned to continue investing in growth opportunities

© Core & Main All Rights Reserved. Confidential and Proprietary Information. APPENDIX 12

© Core & Main All Rights Reserved. Confidential and Proprietary Information. WHY CORE & MAIN 13

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 14

© Core & Main All Rights Reserved. Confidential and Proprietary Information. TRACK RECORD OF ACQUISITIONS 15 Organic Growth Why We Succeed Acquisition Focus Acquirer of Choice ✓ Respected reputation in the industry ✓ Entrepreneurial culture ✓ Investment in our people ✓ Consolidate existing market positions ✓ Expand geographic footprint ✓ Product line expansion ✓ Expansion of presence in underpenetrated product categories ✓ Key talent and capability enhancement ✓ Dedicated & highly experienced M&A team ✓ Robust target pipeline ✓ Significant synergy opportunities ✓ Diligence execution and integration 2017 20222020 20212018 2019

RECONCILIATION OF NON-GAAP MEASURES

Adjusted EBITDA & Adjusted EBITDA Margin

($ in Millions)

	Three Months Ended		Twelve Months Ended				
	May 1, 2022	May 2, 2021	May 1, 2022	Jan. 30, 2022	Oct. 31, 2021	Aug. 1, 2021	May 2, 2021
Net income attributable to Core & Main, Inc.	$86		$225	$166	$118	$76	
Plus: net income (loss) attributable to non-controlling interests	51		110	59	28	(17)	
Net income	137	$27	335	225	146	59	$67
Depreciation and amortization[(1)]	36	35	143	142	142	140	142
Provision for income taxes	30	6	75	51	31	13	16
Interest expense	13	36	75	98	120	144	142
EBITDA	$216	$104	$628	$516	$439	$356	$367
Loss on debt modification & extinguishment	-	-	51	51	51	50	-
Equity-based compensation	3	1	27	25	23	22	4
Acquisition expenses[(2)]	-	2	5	7	8	7	9
Offering expenses[(3)]	-	2	3	5	3	3	2
Adjusted EBITDA	$219	$109	$714	$604	$524	$438	$382
Adjusted EBITDA Margin:							
Net Sales	$1,598	$1,055	$5,547	$5,004	$4,589	$4,197	$3,855
Adjusted EBITDA / Net Sales	13.7%	10.3%	12.9%	12.1%	11.4%	10.4%	9.9%

(1) Includes depreciation of certain assets which are reflected in "cost of sales" in our Statement of Operations.

(2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments, expense recognition of purchase accounting fair value adjustments (excluding amortization) and contingent consideration adjustments.

(3) Represents costs related to the IPO and Secondary Offering reflected in SG&A expenses in our Statement of Operations.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. (1) Core & Main, Inc. is subject to U.S. federal, state and other income taxes with respect to its allocable share of any net taxable income of Core & Main Holdings, LP. The adjustment to the provision for income tax reflects the effective tax rates assuming Core & Main, Inc. owns 100% of Core & Main Holdings, LP. (2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments, expense recognition of purchase accounting fair value adjustments (excluding amortization) and contingent consideration adjustments. (3) Represents costs related to the IPO and Secondary Offering reflected in SG&A expenses in our Statement of Operations. (4) Reflects the application of the annual effective tax rate after giving effect to the full exchange and elimination of the above adjustments. The effective tax rate for adjusted net income was 25.5% for the three months ended May 1, 2022 and 30.2% for the three months ended May 2, 2021. RECONCILIATION OF NON-GAAP MEASURES 17 Adjusted Net Income ($ in Millions) May 1, 2022 May 2, 2021 Net income attributable to Core & Main, Inc. $86 Plus: net income attributable to non-controlling interests 51 Net income $137 $27 Pro forma income tax provision adjustment (1) (13) (4) Tax-effected net income $124 $23 Equity-based compensation 3 1 Acquisition expenses (2) - 2 Offering expenses (3) - 2 Tax adjustment (4) - (1) Adjusted net income $127 $27 Three Months Ended

© Core & Main All Rights Reserved. Confidential and Proprietary Information. May 1, 2022 Jan. 30, 2022 Oct. 31, 2021 Aug. 1, 2021 May 2, 2021 Senior Term Loan due August 2024 $ - $ - $ - $ - $1,258 Senior Notes due September 2024 - - - - 300 Senior Notes due August 2025 - - - - 750 Senior ABL Credit Facility due July 2026 57 - - - - Senior Term Loan due July 2028 1,489 1,493 1,496 1,500 - Total debt 1,546 1,493 1,496 1,500 2,308 Less: cash & cash equivalents (1) (1) (5) (67) (320) Net debt $1,545 $1,492 $1,491 $1,433 $1,988 Twelve months ended Adjusted EBITDA $714 $604 $524 $438 $382 Net debt leverage 2.2x 2.5x 2.8x 3.3x 5.2x As of RECONCILIATION OF NON-GAAP MEASURES 18 ($ in Millions) Net Debt Leverage